UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01402

Name of Registrant: Continental Assurance Co Separate Account B

Address of Registrant:	333 South Wabash Avenue
Chicago, IL 60604

Name and address of agent for service:	Lynne Gugenheim
333 South Wabash Avenue, 23 South
Chicago, IL 60604

Registrant’s telephone number, including area code: (312) 822-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1: REPORTS TO SHAREHOLDERS.

Participants’ Inquiries To:

Continental Assurance Company

Separate Account (B)

Attn: Individual Pension Accounts-42nd Floor

333 S. Wabash Ave.

Chicago, Illinois 60604

800-351-3001

For All the Commitments You Make®

L 554-921 (06/07)	(08/07)

Continental Assurance Company

Separate Account (B)

Report to Participants

June 30, 2007

Web Site: www.cna.com/sab/

Internet e-mail:sab@cna.com

Dear Participant:

We are pleased to report that over the most recent reporting period Separate Account (B) provided its shareholders with an attractive total return of 11.82%. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.

The U.S. economy is expected to continue to grow during the second half of 2007, but at a more moderate and sustainable rate than was seen during 2006 and the first half of 2007. This moderation of economic growth should serve to ease inflationary pressures. Economic forecasts as of June 2007 anticipate that Gross Domestic Product is expected to grow by 2.75% during the second half of 2007, down from 3.0% in the first half of the year and 3.4% at year-end 2006. Also, inflation is expected to remain in the 2.6% to 3.0% range for the balance of 2007, while unemployment is anticipated to remain approximately 4.7% during the same time period. As a result, consensus forecasts as of June 2007 indicate that the market does not expect the Federal Reserve Board to change the Fed Funds Target Rate from its current level of 5.25% for the remainder of the year.

Potential economic developments with negative ramifications for the economy include a reduction in consumer spending resulting from the continuing decline in the housing market and increased levels of inflation driven by oil prices. Consumer spending has remained buoyed by job and wage growth thus far in 2007 and continues to help push the economy forward. Further economic growth in the second half of 2007 will likely be in large part contingent on continued job and wage growth.

With the expectation of slowing but sustainable economic growth, stable levels of inflation and continued low unemployment rates, many equity managers will hold attractively priced stocks that have growth potential as well as the potential for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. In addition, the Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.

Thank you for your continued support and participation.

Cordially,

Dennis R. Hemme

Chairman of the Committee

The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) (the Fund) as well as the overall market environment and key investment strategies used during the first half of 2007. Ms. McGirr became the Portfolio Manager for the Fund in 2002 after having been the Fund’s Chairman for four years. In addition, she was the Fund’s trader for eleven years and has more than twenty one years of investment experience.

Separate Account (B)’s accumulated unit value increased by 11.82% during the first half of 2007. During the same time period, and including reinvested dividends, the S&P 500 Index® (the S&P 500) was up 6.96% and the S&P 500/Citigroup Growth Index® increased 6.54%. The S&P 500 is a broad index which contains both value and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is Separate Account (B)’s Benchmark for performance. Your Separate Account (B) portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s June 2007 year-to-date performance exceeded its benchmark by 5.28%. Contributing to the portfolio’s excess performance versus the Benchmark was an overweighting in the Industrial, Telecom Services and Utilities sectors, each of which outperformed the other sectors in the benchmark, and an underweighting in the Consumer Staples and Health Care sectors, both of which underperformed.

Sector Distribution

Separate Account (B) and

S&P 500/Citigroup Growth Index®

June 30, 2007

Sector	Separate Account (B)	S&P 500 / Citigroup Growth Index®
Materials	3.36%	1.46%
Consumer Staples	12.1%	13.08%
Health Care	8.6%	17.14%
Consumer Discretionary	11.13%	11.45%
Telecom Services	2.09%	0.85%
Industrials	15.65%	10.24%
Information Technology	22.45%	19.93%
Energy	12.36%	15.63%
Financials	9.72%	9.85%
Utilities	2.54%	0.37%

Equity market performance was strong during the first two quarters of 2007, as the major U.S domestic equity indices grew by 7% to 8%. Positive economic developments during the year included moderating Gross Domestic Product (GDP) growth, stable levels of inflation, a low unemployment rate, and job growth. Offsetting these positive developments was the continuing contraction in the housing market.

GDP averaged approximately 3.0% for the first six months of 2007, down from an average of 3.4% during 2006. Inflation, as measured by the Consumer Price Index, has remained between 2.4% and 2.7% thus far in 2007, down from an average of 3.6% during 2006. The unemployment rate has remained between 4.5% and

4.8% for over a year now, benefiting from stable employment growth. This employment growth has continued in 2007 with an average of 150,000 new jobs being created each month during the second quarter. The Federal Reserve Board (the Fed) has left the Fed Funds Target Rate at 5.25% for a full year as slowing economic growth and lower levels of inflation have reduced earlier concerns that the economy may be over-heating. During the first half of 2007, U.S. Treasury yields declined for short-term issues while rising by 30 to 40 basis points for maturities longer than two years. As a result, much of the yield curve inversion that was present at year-end 2006 was reversed. The downturn in the housing market that started in late 2006 continued through June of 2007 as average new housing starts fell by over 20%. In addition, inventories of homes for sale reached levels in 2007 that have not been seen since the 1990-1991 recession. Through the end of June 2007, low unemployment and strong job creation have supported consumer spending and dampened the potentially negative impact of the housing downturn on the economy.

The Fund’s key investment strategy during 2007, given the Portfolio Manager’s expectations of slowing but sustainable economic growth, low unemployment, and low levels of inflation was to hold stocks that had shown growth in both market capitalization and dividend rate.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of Fund shares.

Committee Members

for Separate Account (B)

Dennis R. Hemme, Chairman	Richard T. Fox	Peter J. Wrenn
Senior Vice President and Treasurer	Financial Consultant	Chairman and Treasurer
Continental Assurance Company		Hudson Technology, Inc.

Marilou R. McGirr, Portfolio Manager	Petrine J. Nielsen Retired
Vice President and Assistant Treasurer
Continental Assurance Company
Secretary	Auditors	Custodian
Lynne Gugenheim	Deloitte & Touche LLP	JPMorgan Trust Company, N.A.
Senior Vice President and	Chicago, Illinois	Chicago, Illinois
Deputy General Counsel
Continental Assurance Company

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of

Accumulation Unit

Values

	Valuation Date	Unit Market Value
2007	June 30,	$29.98
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37
1999	December 31,	28.78
1998	December 31,	21.55
1997	December 31,	17.69

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years, and at June 30, 2007. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)

Schedule of Investments

June 30, 2007 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
COMMON STOCKS:

CONSUMER DISCRETIONARY–11.1%
Beverages–1.9%
Starbucks Corporation(*)	30,000	$1,099,800	$787,200

Hotels Restaurants & Leisure–3.7%
Marriott International, Inc. — Cl A	37,000	1,201,344	1,599,880

Multiline Retail–2.2%
Target Corporation	15,000	671,646	954,000

Textiles & Apparel–3.3%
Coach, Inc.(*)	30,000	867,651	1,421,700

CONSUMER STAPLES–12.1%
Beverages–3.3%
Pepsico, Inc.	22,000	854,597	1,426,700

Food & Staples Retailing–2.1%
CVS Caremark Corporation	25,000	728,703	911,250

Household Products–4.2%
The Clorox Company	15,000	956,406	931,500
The Procter & Gamble Company	14,000	783,720	856,660

		1,740,126	1,788,160

Tobacco–2.5%
Altria Group, Inc.	15,000	745,934	1,052,100

ENERGY–12.4%
Energy Equipment & Services–6.4%
Halliburton Company	30,000	1,098,262	1,035,000
Schlumberger Limited	20,000	598,000	1,698,800

		1,696,262	2,733,800

Oil & Gas–6.0%
Exxon Mobil Corporation	16,000	960,366	1,342,080
Weatherford International Ltd.(*)(**)	22,000	974,530	1,215,280

		1,934,896	2,557,360

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

June 30, 2007 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
FINANCIALS–9.7%
Banks–1.9%
The Bank of New York Company, Inc.	20,000	$718,894	$828,800

Diversified Financials–7.8%
American Express Company	15,000	635,114	917,700
JPMorgan Chase & Co.	19,000	787,890	920,550
Lehman Brothers Holdings Inc.	20,000	875,780	1,490,400

		2,298,784	3,328,650

HEALTH CARE–8.6%
Health Care Equipment & Supplies–2.0%
St. Jude Medical, Inc.(*)(**)	20,000	883,733	829,800

Health Care Providers–3.1%
Unitedhealth Group Incorporated	26,000	1,271,364	1,329,640

Pharmaceuticals–3.5%
Gilead Sciences, Inc.(*)	20,000	807,069	775,400
Johnson & Johnson	12,000	798,720	739,440

		1,605,789	1,514,840

INDUSTRIALS–15.6%
Aerospace & Defense–5.0%
The Boeing Company(**)	10,800	549,191	1,038,528
United Technologies Corporation	16,000	1,021,251	1,134,880

		1,570,442	2,173,408

Construction & Engineering–1.8%
Fluor Corporation	7,000	577,707	779,590

Electronic Equipment–2.3%
L-3 Communications Holdings, Inc.	10,000	739,667	973,900

Industrial Conglomerates–2.7%
General Electric Company	30,000	511,913	1,148,400

Road & Rail–3.8%
CSX Corporation	36,000	1,131,680	1,622,880

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Investments — (continued)

June 30, 2007 (All investments are in securities of unaffiliated issuers)	Number of Shares	Cost	Market Value
INFORMATION TECHNOLOGY–22.4%
Commercial Services–7.8%
Mastercard Incorporated	20,200	$904,900	$3,350,574

Communications Equipment–2.6%
Cisco Systems, Inc.(*)	40,000	1,098,506	1,114,000

Computer & Peripherals–3.1%
Hewlett–Packard Company	30,000	974,229	1,338,600

Internet Software & Services–6.1%
Google Inc.(*)	5,000	1,096,901	2,616,900

Semiconductor Equipment–2.8%
Intel Corporation	50,000	1,396,719	1,188,000

MATERIALS–3.4%
Chemicals–3.4%
Praxair, Inc.	20,000	891,772	1,439,800

TELECOMMUNICATION SERVICES–2.1%
Communications Equipment–2.1%
Corning Incorporated(*)	35,000	755,027	894,250

UTILITIES–2.5%
Electric Utilities–2.5%
Exelon Corporation	15,000	539,181	1,089,000

Total Common Stocks–99.9%		$30,508,166	$42,793,182

SHORT-TERM NOTES
US Treasury Bill 3.3883% Due 7/05/07 (at amortized cost)	50,000	49,977	49,977

Total short-term–.1%		$49,977	$49,977

TOTAL INVESTMENTS		$30,558,142	$42,843,159

(*)	Denotes non-income producing holdings.
(**)	Security is pledged as collateral for open options contracts.

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Schedule of Call Options Written

June 30, 2007 (All investments are in securities of unaffiliated issuers)	Expiration Date	Exercise Price	Number of Contracts	Market Value
Options
The Boeing Company	08-18-07	$100.00	108	$(17,496)
Weatherford International Ltd.	08-18-07	55.00	220	(79,200)
St. Jude Medical, Inc.	10-20-07	45.00	200	(30,000)

Total Options			528	$(126,696)

Continental Assurance Company Separate Account (B)

Ten Largest Common Stock Holdings

June 30, 2007	Market Value	% of Net Assets
Mastercard Incorporated	$3,350,574	7.84%
Google Inc.	2,616,900	6.12%
Schlumberger Limited	1,698,800	3.97%
CSX Corporation	1,622,880	3.80%
Marriott International, Inc. — Cl A	1,599,880	3.74%
Lehman Brothers Holdings, Inc.	1,490,400	3.49%
Praxair, Inc.	1,439,800	3.37%
Pepsico, Inc.	1,426,700	3.34%
Coach, Inc.	1,421,700	3.33%
Exxon Mobil Corporation	1,342,080	3.14%

Ten Largest Common Stock Holdings	$18,009,714	42.14%

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Assets and Liabilities

June 30,	2007
Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at market	$42,793,182
Short-term notes at amortized cost	49,977

Total investments (cost: $30,558,142)	42,843,159

Cash	54,890
Dividends receivable	34,005

Total assets	42,932,054

Liabilities:
Fees payable to Continental Assurance Company	1,172
Call options written, at fair value (premium received $194,113)	126,696
Payable for securities purchased	49,972
Accrued expenses	11,192

Total liabilities	189,032
Participants’ equity — Net assets
Accumulated net investment income	53,683,915
Accumulated net realized gain on investment transactions	174,462,103
Accumulated net unrealized gain	12,352,434
Capital paid in	(197,755,430)

Total participants’ equity — net assets (1,425,848 units outstanding at $29.98 per unit; unlimited units authorized)	$42,743,022

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Statement of Operations

Six Months Ended June 30,	2007
Investment Income:
Dividends	$245,924
Interest and other	814

Total investment income	246,738

Expenses
Investment advisory fees	101,914
Service fees	56,022
Legal and audit	4,608
Prospectus and shareholder reports	3,376
Committee member fees	2,372
Miscellaneous	836

Total expenses	169,128

Net investment income	77,610

Investments:
Net realized gains
Stocks and bonds	748,645
Call options written	33,188
Net change in unrealized gains
Stocks and bonds	3,708,125
Call options written	58,022

Net gain on investments	4,547,980

Net increase in participants’ equity resulting from operations	$4,625,590

Continental Assurance Company Separate Account (B)

Statements Of Changes In Participants’ Equity

Periods Ended	June 30, 2007	December 31, 2006
From operations:
Net investment income	$77,610	$158,688
Net realized gain on investments	781,833	4,498,766
Change in net unrealized gain on investments	3,766,147	1,233,088

Net increase in participants’ equity resulting from operations	4,625,590	5,890,542
From unit transactions:
Sales (8 units in 2007, and 53 units in 2006)	228	1,252
Withdrawals(1) (74,506 units in 2007, and 330,390 units in 2006)	(2,106,331)	(7,916,264)

Net decrease in participants’ equity resulting from unit transactions	(2,106,103)	(7,915,012)

Total (decrease) increase in participants’ equity	2,519,487	(2,024,470)
Participants’ equity, beginning of the year	40,223,535	42,248,005

Participants’ equity	$42,743,022	$40,223,535

(1)	Includes sales and administrative fees of $28 and $3,670 for 2007 and 2006, respectively. (see note 3)

The accompanying Notes are an integral part of these Financial Statements

Continental Assurance Company Separate Account (B)

Financial Highlights

(Per accumulation unit outstanding during the period)	Six Months Ended June 30, 2007	Year Ended December 31,
		2006	2005	2004	2003	2002

Value at the beginning of the period	$26.81	$23.08	$21.15	$19.55	$16.00	$20.48

Net investment income(1)	0.17	0.30	0.27	0.32	0.25	0.16
Expenses	0.12	0.20	0.18	0.16	0.14	0.15

Net investment income (loss)	0.05	0.10	0.09	0.16	0.11	0.01

Net gain (loss) on investments	3.12	3.63	1.84	1.44	3.44	(4.49)

Net increase (decrease) in participants’ equity resulting from operations	3.17	3.73	1.93	1.60	3.55	(4.48)

Value at end of period	$29.98	$26.81	$23.08	$21.15	$19.55	$16.00

Net assets ($000’s)	$42,743	$40,224	$42,248	$52,838	$110,782	$101,235
Total return	11.8%	16.2%	9.1%	8.2%	22.2%	(21.9)%
Ratio of net investment income (loss) to average participants’ equity	0.38%	0.40%	0.41%	0.79%	0.61%	0.06%
Ratio of expenses to average participants’ equity	0.82%	0.83%	0.83%	0.83%	0.83%	0.83%
Portfolio turnover rate	7%	43%	48%	52%	57%	64%
Number of accumulation units outstanding at end of period	1,425,848	1,500,346	1,830,683	2,497,896	5,666,562	6,326,437

(1)	Net investment income per share is based on average units outstanding

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization

Continental Assurance Company Separate Account (B) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 89% of the outstanding common stock of CNAF.

The operations of CAC include the sale of certain variable annuity contracts, the proceeds of which are invested in Separate Account (B). CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.

The assets and liabilities of Separate Account (B) are segregated from those of CAC.

Investments

Investments in securities traded on national securities exchanges are valued at the last reported sales price. Securities not traded on a national exchange are valued at the bid price of over-the-counter market quotations. Short-term notes are valued at cost plus accrued discount or interest (amortized cost) which approximates market.

Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and Federal income tax purposes.

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

Options Writing

When Separate Account (B) writes an option, an amount equal to the premium received by Separate Account (B) is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by Separate Account (B) on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether Separate Account (B) has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by Separate Account (B). Separate Account (B) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses

Effective as of June 1, 2007, most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.

Federal Income Taxes

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation

Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The new standard will focus on the inputs used to measure fair value and the effect, if any, on the changes in net assets for the period. SFAS 157 is effective for Separate Account (B) for the year ending December 31, 2008. Management is currently evaluating the impact, if any, on Separate Account (B)’s financial statements of adopting SFAS 157.

Note 2. Investments

Net Realized Gain on Investments Six Months Ended June 30,	2007
Aggregate proceeds (Common stock $4,618,429, Short-term notes $1,837,000, Options $331,822)	$6,787,251
Aggregate cost (Common stock $3,869,784, Short-term notes $1,837,000, Options $298,634)	6,005,418

Net realized gain	$781,833

Increase in Net Unrealized Gain on Investments Six Months Ended June 30,	2007
Unrealized gain on investments
Balance, June 30, 2007	$12,352,434
Less Balance, January 1, 2007	8,586,287

Change in net unrealized gains	$3,766,147

Aggregate Cost of Securities Purchased Six Months Ended June 30,	2007
Common stocks	$2,861,981
Short-term notes	1,755,024

Total purchases	$4,617,005

Note 3. Fees and Other Transactions with Affiliates

Through June 1, 2007, Separate Account (B) paid fees to CAC for investment advisory and management services, under an advisory agreement (the “Former Advisory Agreement”). Under the Former Advisory Agreement, as compensation for the investment advisory services, Separate Account (B) paid CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). Under the Former Advisory Agreement, CAC also paid most of the fees and expenses of Separate Account (B) (except those fees and expenses attributable to the lending of portfolio securities and brokerage fees). Under the Former Advisory Agreement, as compensation to CAC for bearing most of the fees and expenses associated with Separate Account (B), Separate Account (B) paid CAC a monthly service fee, computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B) (the “Service Fee”).

At the May 11, 2007 Annual Meeting of Separate Account (B), the Participants approved the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company, which became effective as of June 1, 2007 (the “Amended Advisory Agreement”). Under the Amended Advisory Agreement, as of June 1, 2007, Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B). CAC continues to pay for fees and expenses related to the sale of units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) continues to pay CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). However, under the Former Advisory Agreement, CAC paid the compensation of the Committee Members not employed by CAC as part of those services for which CAC received an investment advisory fee. Under the Amended Advisory Agreement, Separate Account (B) directly pays the compensation of the Committee Members not employed by CAC.

Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in unit transaction withdrawals in the Statement of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and Expenses Paid to CAC Six Months Ended June 30,	2007
Investment advisory fees	$101,914
Service fees (through May 31)	56,022

Total fees charged to participants’ equity	157,936
Sales and administrative fees paid by participants	28

Total	$157,964

Note 4. Derivative Financial Instruments

Separate Account (B) enters into certain derivative financial instruments, namely call options.

Derivatives are carried at fair value, which generally reflects the estimated amounts that Separate Account (B) would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for all of Separate Account (B)’s derivatives.

The fair values associated with these instruments are generally affected by changes in the underlying stock price. The credit risk associated with these instruments is minimal as all transactions are cleared through Options Clearing Corporation.

CALL OPTIONS

Transactions in options written during the six months ended June 30,2007 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2006	108	$36,395
Options written	2,700	489,540
Options bought back	(1,006)	(138,504)
Options expired	(1,274)	(193,318)
Options exercised	0	0

Options outstanding at June 30, 2007	528	$194,113

These options were collateralized by stock with a market value of $3,083,608 at June 30,2007

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by Continental Assurance Company, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Committee Members for Separate Account (B)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Committee Members
Richard T. Fox 333 South Wabash Chicago, Illinois 60604 Age — 69	Committee Member	One Year Twenty Years	Financial Consultant	One	None
Petrine J. Nielsen. 333 South Wabash Chicago, Illinois 60604 Age — 67	Committee Member	One Year Three Years	Retired since June 2003; Senior Vice President of Computershare, Inc. from April 2000 until June 2003; prior thereto Senior Vice President of Harris Trust and Savings Bank.	One	None
Peter J. Wrenn 333 South Wabash Chicago, Illinois 60604 Age — 71	Committee Member	One Year Nineteen Years	Chairman and Treasurer of Hudson Technology, Inc. since January 2004.; prior thereto President of Hudson Technology, Inc.	One	None
Interested Committee Members and Executive Officers*
Dennis R. Hemme 333 South Wabash Chicago, Illinois 60604 Age — 53	Committee Member and Chairman	One Year Four Years	Senior Vice President and Treasurer of CAC and Casualty since April 2007; Vice President and Treasurer of CAC and Casualty since September 2003; prior thereto Vice President of CAC and Casualty.	One	None
Marilou R. McGirr 333 South Wabash Chicago, Illinois 60604 Age — 54	Committee Member and Portfolio Manager	One Year Nine Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; Portfolio Manager of Separate Account (B) since September 2002; prior thereto Vice President of CAC and Casualty;.	One	None
Lynne Gugenheim 333 South Wabash Chicago, Illinois 60604 Age — 47	Secretary	One Year Eleven Years	Senior Vice President and Deputy General Counsel of CAC and Casualty since March 2000; prior thereto Vice President and Associate General Counsel of CAC and Casualty.	N/A	None

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Committee Members and Executive Officers*
D. Craig Mense 333 South Wabash Chicago, IL 60604 Age — 54	Principal Financial and Accounting Officer of Separate Account (B)	One Year Two Years	Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer) of CAC and Casualty since November 2004; prior thereto President and Chief Executive Officer of Global Run-Off Operations for St. Paul Travelers since May 2004; from May 2003 to May 2004, Chief Operating Officer of the Gulf Insurance Group; from April 1996 to July 2002, Senior Vice President and Chief Financial Officer of Travelers Property Casualty (Bond) and from July 2002 to March 2003 Chief Financial and Administrative Officer (Personal Lines) of Travelers Property Casualty.	N/A	None
*	An interested person within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended by virtue of his/her employment with CAC.

EXAMPLE

As a participant of Separate Account (B), you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase payments, redemption fees (on HR-10 Plan Contracts) and exchange fees; and (2) ongoing costs, including investment management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Separate Account (B) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (from 1-1-07 to 6-30-07).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, on 403(b) Graded Deduction Contracts, a contract fee of $30 per year per participant is also charged. On HR-10 Plan Contracts, an individual accounting maintenance fee of $20 per participant is charged for the first year and $10 per year per participant is charged thereafter. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Return	Beginning Account Value 1-1-07	Ending Account Value 6-30-07	Expenses Paid During Period* 1-1-07 to 6-30-07
Actual	$1,000	$1,113.93	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.12
*	Expenses are equal to the Fund’s annualized expense ratio of .82% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING

Separate Account (B)’s quarterly portfolio of investments and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

COMMITTEE MEMBERS’ REVIEW OF THE REVISIONS TO THE INVESTMENT ADVISORY AGREEMENT

Before recommending the approval of the Second Restated and Amended Investment Advisory Agreement between Continental Assurance Company Separate Account (B) and Continental Assurance Company (the “Amended Advisory Agreement”), the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of Continental Assurance Company (“CAC”) and the Amended Advisory Agreement.

The Committee Members took note of the fact that the investment advisory agreement currently in place between Separate Account (B) and CAC (the “Existing Advisory Agreement”) had not been revised since 1981. After examining the fee and expense structures of other mutual funds and separate accounts of comparable size and similar strategies (the “Comparable Funds”), the Committee Members determined that Separate Account (B) does not have a fee and expense structure that is consistent with those of most Comparable Funds. Specifically, the Committee Members noted that most Comparable Funds pay for the expenses they incur directly, while Separate Account (B)’s investment advisor (CAC) pays most of Separate Account (B)’s expenses in exchange for a monthly service fee, computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B) (the “Service Fee”). The Committee Members also determined that CAC’s investment advisory fee compares favorably to the investment advisory fees of the Comparable Funds. The Committee Members noted that CAC did not offer to continue providing services to Separate Account (B) at the current fee and expense structure under the Existing Advisory Agreement. The Committee Members also noted that due to Separate Account (B)’s small and declining asset size, other advisors would be unlikely to provide similar services at the same or more favorable fee and expense structure than Separate Account (B) would obtain from CAC under the Amended Advisory Agreement.

The Committee Members compared projections of the fees and expenses that Separate Account (B) would be charged at various asset sizes under both the Existing Advisory Agreement (where CAC pays for most of the fees and expenses of Separate Account (B) in exchange for a Service Fee) and the Amended Advisory Agreement (where Separate Account (B) directly pays most of the fees and expenses of Separate Account (B) and does not pay CAC a Service Fee). Based upon their review, the Committee Members noted that under the Amended Advisory Agreement, as Separate Account (B)’s asset size decreased, the fees and expenses incurred by Separate Account (B) would increase as a percentage of its asset size under the Amended Advisory Agreement. At its current asset size, the fees and expenses incurred by Separate Account (B) are greater under the Amended Advisory Agreement than the Service Fee charged under the Existing Advisory Agreement.

The Committee Members also examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other Comparable Funds, the S&P 500/Citigroup Growth Index® (formerly known as the S&P 500/Barra Growth Index®) and the Standard & Poor’s 500 composite index (with dividend reinvestment). The Committee Members noted that Separate Account (B) had outperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar years 2004, 2005 and 2006.

In addition, the Committee Members noted that Separate Account (B) could benefit from a significant level of diversification if its assets were invested in investment companies, especially as its asset size decreased. However, the Committee Members also noted that additional indirect expenses may be associated with these types of investments. As such, the Committee Members determined that placing a limit on the amount of additional indirect expenses Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) would provide an added level of certainty with respect to the amount of expenses incurred by Separate Account (B).

The Committee Members noted that CAC currently receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts. The Committee Members also considered the fact that CAC sold the vast majority of its life and group businesses in 2004 and is no longer soliciting sales in the remaining life and group businesses and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members also noted that Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds if one were willing to become the investment advisor. The Committee Members pointed out that CAC had a favorable history and relationship with Separate Account (B), a good reputation and highly qualified personnel.

At the conclusion of its review of all of the factors set forth above, the Committee Members unanimously approved the Amended Advisory Agreement at the January 26, 2007 meeting, and recommended that its recommendation be submitted to a vote of the Participants of Separate Account (B) at the May 11, 2007 Annual Meeting. The Participants approved the Amended Advisory Agreement at the May 11, 2007 Annual Meeting.

ITEM 2. CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Committee, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Item not applicable to semi-annual report.

(a)(2) Attached hereto as EX-99.CERT.

(a)(3) Item not applicable to semi-annual report.

(b) Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Continental Assurance Company Separate Account (B)

By	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ D. CRAIG MENSE
D. Craig Mense
Chief Financial Officer (Principal Financial Officer)

Date August 27, 2007

By	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

Date August 27, 2007